Exhibit 10.4

Execution Version

OMNIBUS WRITTEN CONSENT OF

THE MEMBERS AND GENERAL PARTNER OF REDWOOD HOLDCO LP,
THE SOLE MEMBER OF REDWOOD HOLDCO GP, LLC,

THE MEMBERS OF REDWOOD INTERMEDIATE, LLC AND
THE STOCKHOLDERS OF REDBOX ENTERTAINMENT, INC.

As of April 15, 2022

The undersigned (i) member of Redwood Holdco, LP, a Delaware limited partnership (“Redwood LP”) (the “Redwood LP Member”), (ii) sole member of Redwood Holdco GP, LLC, a Delaware limited liability company (“Redwood GP”) (the “Redwood GP Member”), (iv) members of Redwood Intermediate, LLC, a Delaware limited liability company (“Redwood Intermediate”) (the “Redwood Intermediate Members”), (v) stockholders of Redbox Entertainment, Inc., a Delaware corporation (the “Pubco” and, together with Redwood LP, Redwood GP and Redwood Intermediate, the “Companies”), specified on Schedule I attached hereto (collectively, the “Pubco Stockholders” and, together with the Redwood LP Member, the Redwood GP Member, and the Redwood Intermediate Members, the “Consenting Parties”) in accordance with each entities’ bylaws or limited liability company agreement, Section 18-302(d) of the Delaware Limited Liability Company Act, Section 141(f) of the Delaware General Corporation Law or Section 17-302 of the Delaware Limited Partnership Act, as applicable, do hereby consent to, approve, ratify and confirm the following:

WHEREAS, the Pubco Stockholders are each a party to the Stockholders Agreement of the Company, dated October 22, 2021 (the “Stockholders Agreement”);

WHEREAS, each of HPS Investment Partners, LLC (“HPS”), Redwood Intermediate, Redbox Automated Retail, LLC, a Delaware limited liability company (“Redbox Automated”), and Redbox Incentives LLC, an Illinois limited liability company (“Redbox Incentives”, together with Redbox Intermediate and Redbox Automated, the “Loan Parties”)), have entered into that certain Incremental Assumption and Amendment Agreement No. 6 to Credit Agreement, dated as of the date hereof (the “Amendment”), to the Credit Agreement, dated as of October 20, 2017 (as amended by that certain Incremental Assumption and Amendment Agreement, dated as of September 7, 2018, that certain Amendment No. 2, dated as of September 30, 2020, that certain Amendment No. 3, dated as of December 28, 2020, that certain Incremental Assumption and Amendment Agreement No. 4, dated as of January 29, 2021 that certain Amendment No. 5, dated as of May 16, 2021, and that certain Consent Agreement to Amendment No. 5 to the Credit Agreement, dated as of October 11, 2021, the “Existing Credit Facility”; the Existing Credit Facility, as amended by the Amendment, the “Amended Credit Facility”), by and among HPS, as administrative agent and collateral agent, the Loan Parties and the other lenders party thereto, and the Consenting Parties wish to waive certain rights in connection with (i) the Amendment, (ii) the Amended Credit Facility, (iii) certain other agreements or documents constituting exhibits to the Amendment or required to be executed pursuant to the Amendment and/or any other Loan Document (for this purpose only, as defined in the Amended Credit Facility) (each, as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, an “Additional Amendment Document”, collectively, “Additional Amendment Documents”) and (iv) the transactions contemplated thereby;

WHEREAS, each of the Company, Redwood LP, and AP VIII Aspen Holdings, L.P., a Delaware limited partnership (“Aspen”), wish to enter into a Voting and Support Agreement (the “Voting Agreement”), pursuant to which, and in accordance with its terms and among other things, Aspen and Redwood LP shall agree to vote their shares of the Company (i) in favor of a Transaction (as defined in the Voting Agreement), subject to certain conditions, (ii) in opposition to any transaction involving the Company that has not been approved or recommended by the board of directors of the Company or any committee to which the board of directors delegates such authority, and (iii) in favor of any directors that are proposed or nominated to the board of directors of the Company by the Company at any annual meeting of the Company; and

WHEREAS, Redwood LP and the Company wish to enter into a waiver to that certain Tax Receivable Agreement, dated October 22, 2021, by and among Redwood LP, Seaport Global Acquisition Corp. and Redwood Intermediate, pursuant to which, and in accordance with its terms, Redwood LP shall agree to waive certain of its rights in connection with a transaction.

NOW, THEREFORE, BE IT RESOLVED, that:

1.	Stockholder Consents.

a)        Each Consenting Party hereby unconditionally and irrevocably (i) provides its consent to the matters set forth in this Section 1, which consent shall operate as a consent under Section 5 of, and waiver of its rights under Sections 2.1, 2.2, 2.3, 2.4, 2.5, 2.6, 2.8, 2.9, 4.1 and 7.18 of, the Stockholders Agreement, and (ii) waives its consent or approval rights, veto rights, voting rights and nomination, removal and replacement rights, as applicable, with respect to, and consents to, the matters set forth in Section 1(b) under any other applicable organizational document, stockholder agreement, investor rights or similar agreement of the Companies or any of their respective affiliates to which such Consenting Party is a party or beneficiary, including the Third Amended and Restated Limited Liability Company Agreement of Outerwall Holdings, LLC, dated as of October 22, 2021 and the Third Amended and Restated Limited Liability Company Agreement of Redwood Holdco GP, LLC, dated as of October 22, 2021.

b)	Each Consenting Party hereby unconditionally and irrevocably agrees to:

i.	fix the size of the board at five members, or any other number as determined by the board of directors of Redbox Entertainment, Inc. (the “Board”);

ii.	cause the resignation from the Board of Jay Burnham, Emanuel R. Pearlman, Reed Rayman, Michael Redd, David B. Sambur, Lee J. Solomon and Charles Yamarone;

iii.	the nomination and election or appointment to the Board of Gregory W. Frenzel, Neal P. Goldman and one other independent director satisfying the requirements under the Amended Credit Facility;

iv.	enter into the Voting and Support Agreement, dated as of the date hereof, by the parties thereto, attached hereto as Exhibit A; and

v.	enter into the waiver, dated as of the date hereof, to that certain Tax Receivable Agreement, dated October 22, 2021, by and among Redwood Holdco, LP, Seaport Global Acquisition Corp. and Redwood Intermediate, LLC, attached hereto as Exhibit B.

c)        Each undersigned Consenting Party hereby unconditionally and irrevocably (solely in its capacity as a member or stockholder of the Companies, as applicable) hereby waives its rights with respect to the Amendment, the Amended Credit Facility, each Additional Amendment Document and the transactions contemplated thereby, including the issuance of warrants (and of common shares upon the exercise thereof) to the Loan Parties.

d)        Each Consenting Party agrees to take all actions necessary to effect or cause the Companies to effect the foregoing, including to (i) call, or cause the Companies to call, a meeting of the stockholders or members of the Companies as may be necessary, (ii) vote all shares or units of the Companies owned or held of record by such Stockholder at any meeting of the stockholders or members of the Companies, or take all actions by written consent in lieu of any such meeting as necessary, (iii) enter into agreements or amendments to agreements, or waive rights under agreements, including organizational documents of the Companies or any of their respective Affiliates, including the Third Amended and Restated Limited Liability Company Agreement of Outerwall Holdings, LLC, dated as of October 22, 2021 and the Third Amended and Restated Limited Liability Company Agreement of Redwood Holdco GP, LLC, dated as of October 22, 2021. The Stockholders agree that the agreements, consents, approvals and waivers provided by the Stockholders herein shall be enforceable by HPS Investment Partners, LLC against the Stockholders.

2.             No Ownership Interest. Nothing contained in this consent shall be deemed to vest in the other parties any direct or indirect ownership or incidence of ownership of or with respect to the shares of the Company held by the other Consenting Parties. All rights, ownership and economic benefits of and relating to the current shares of the Company shall remain vested in and belong to each Consenting Party, and the other parties shall have no authority to direct each Consenting Party in the voting or disposition of any of the shares of the Company, except as otherwise provided herein.

3.             Severability. Each provision of this consent is separable from every other provision of this consent. If any provision of this consent is found or held to be invalid, illegal or unenforceable, in whole or in part, by a court of competent jurisdiction, then (i) such provision will be deemed amended to conform to applicable laws so as to be valid, legal and enforceable to the fullest possible extent, (ii) the invalidity, illegality or unenforceability of such provision will not affect the validity, legality or enforceability of such provision under any other circumstances or in any other jurisdiction, and (iii) the invalidity, illegality or unenforceability of such provision will not affect the validity, legality or enforceability of the remainder of such provision or the validity, legality or enforceability of any other provision of this Agreement.

4.             Governing Law; Jurisdiction. This consent, and all claims, disputes, controversies or causes of action (whether in contract, tort, equity or otherwise) that may be based upon, arise out of or relate to this consent (including any schedule or exhibit hereto) or the negotiation, execution or performance of this consent, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each of the Consenting Parties agrees that any action related to this consent shall be brought exclusively in the Court of Chancery of the State of Delaware or, if under applicable law, exclusive jurisdiction over such matter is vested in the federal courts, any federal court in the State of Delaware and any appellate court from any thereof (the “Chosen Courts”). By executing and delivering this consent, each of the Consenting Parties irrevocably: (i) accepts generally and unconditionally submits to the exclusive jurisdiction of the Chosen Courts for any action relating to this consent; (ii) waives any objections which such Consenting Party may now or hereafter have to the laying of venue of any such action contemplated by this Section 4 and hereby further irrevocably waives and agrees not to plead or claim that any such action has been brought in an inconvenient forum; (iii) agrees that it will not attempt to deny or defeat the personal jurisdiction of the Chosen Courts by motion or other request for leave from any such court; (iv) agrees that it will not bring any action contemplated by this Section 4  in any court other than the Chosen Courts; (v) agrees that service of all process, including the summons and complaint, in any action may be made by registered or certified mail, return receipt requested, to such Party at their respective addresses or in any other manner permitted by law; and (vi) agrees that service as provided in the preceding clause (v) is sufficient to confer personal jurisdiction over such party in the action, and otherwise constitutes effective and binding service in every respect. Each of the Consenting Parties hereto agrees that a final judgment in any action in a Chosen Court as provided above may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law, and each Consenting Party further agrees to the non-exclusive jurisdiction of the Chosen Courts for the enforcement or execution of any such judgment.

5.             Waiver of Jury Trial. THE CONSENTING PARTIES HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE THEIR RIGHT TO TRIAL BY JURY IN ANY JUDICIAL PROCEEDING IN ANY COURT RELATING TO ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS CONSENT OR THE BREACH, TERMINATION OR VALIDITY OF THIS CONSENT OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS CONSENT. NO PARTY TO THIS CONSENT SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS CONSENT OR ANY RELATED INSTRUMENTS. NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EACH PARTY TO THIS CONSENT CERTIFIES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS CONSENT OR INSTRUMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS SET FORTH ABOVE IN THIS SECTION 5. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION 5 WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

6.             Amendments. This consent may only be amended or modified by an instrument in writing signed by each of the Parties.

7.            Counterparts. This consent may be executed in two or more counterparts (including by electronic or .pdf transmission), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of any signature page by facsimile, electronic or .pdf transmission shall be binding to the same extent as an original signature page.

8.             Successors and Assigns. The provisions of this consent shall be binding upon and inure to the benefit of the Consenting Parties and their respective successors and assigns; provided that, no Consenting Party may assign, delegate or otherwise transfer any of its rights or obligations under this consent without the prior written consent of the other Consenting Parties.

[Remainder of this Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this consent as of the date first set forth above.

REDWOOD HOLDCO GP, LLC

By: New Outerwall, Inc., its sole member
By: Aspen Parent, Inc., its sole stockholder
By: Outerwall Holdings, LLC, the sole holder of its Class A shares
By: Aspen Parent Holdings, LLC, its majority member
By: AP VIII Aspen Holdings, L.P., its sole member
By: AP VIII Aspen Holdings GP, LLC, its general partner

/s/ Joseph D. Glatt

Name:	Joseph D. Glatt
Title:	Vice President

[Signature Page to Omnibus Written Consent]

IN WITNESS WHEREOF, the undersigned has executed this consent as of the date first set forth above.

NEW OUTERWALL INC.

By: Aspen Parent, Inc., its sole stockholder
By: Outerwall Holdings, LLC, the sole holder of its Class A shares
By: Aspen Parent Holdings, LLC, its majority member
By: AP VIII Aspen Holdings, L.P., its sole member
By: AP VIII Aspen Holdings GP, LLC, its general partner

/s/ Joseph D. Glatt

Name:	Joseph D. Glatt
Title:	Vice President

[Signature Page to Omnibus Written Consent]

IN WITNESS WHEREOF, the undersigned has executed this consent as of the date first set forth above.

REDWOOD HOLDCO, LP

By: Redwood Holdco GP, LLC, its general partner
By: New Outerwall, Inc., its sole member
By: Aspen Parent, Inc., its sole stockholder
By: Outerwall Holdings, LLC, the sole holder of its Class A shares
By: Aspen Parent Holdings, LLC, its majority member
By: AP VIII Aspen Holdings, L.P., its sole member
By: AP VIII Aspen Holdings GP, LLC, its general partner

/s/ Joseph D. Glatt

Name:	Joseph D. Glatt
Title:	Vice President

IN WITNESS WHEREOF, the undersigned has executed this consent as of the date first set forth above.

REDBOX ENTERTAINMENT, INC.

By:	/s/ Galen C. Smith
Name: Galen C. Smith
Title: Chief Executive Officer

[Signature Page to Omnibus Written Consent]

IN WITNESS WHEREOF, the undersigned has executed this consent as of the date first set forth above.

SEAPORT GLOBAL SPAC, LLC

By:	/s/ Stephen C. Smith
Name: Stephen C. Smith
Title: Member

[Signature Page to Omnibus Written Consent]

IN WITNESS WHEREOF, the undersigned has executed this consent as of the date first set forth above.

AP VIII ASPEN HOLDINGS, L.P.

By: AP VIII Aspen Holdings GP, LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

SCHEDULE I

Seaport Global SPAC, LLC

Redwood Holdco, LP

AP VIII Aspen Holdings, L.P.